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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - October 23, 2000

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                          RELIANCE GROUP HOLDINGS, INC.

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             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-8278               13-3082071
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)

Park Avenue Plaza, New York, New York                             10055
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(Address of principal executive offices)                        (Zip Code)

                                 (212) 909-1100
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              (Registrant's telephone number, including area code)

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                                 Not applicable
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             (Former name or address, if changed since last report)

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Item 5.  Other Events.

         The information contained in the press release issued on October 23, 2000, by Reliance Group Holdings, Inc. with respect to the increase by its insurance subsidiaries in loss and loss adjustment reserves is incorporated herein by reference to Exhibit 99.1 hereof.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         99.1 Press Release of Reliance Group Holdings, Inc., dated October 23, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended Reliance Group Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RELIANCE GROUP HOLDINGS, INC.



                              By:     /s/ Lowell C. Freiberg
                                   ------------------------------
                                   Name:   Lowell C. Freiberg
                                   Title:  Executive Vice President and
                                           Chief Financial Officer

Date: October 23, 2000

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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of Reliance Group Holdings, Inc., dated
                      October 23, 2000.

                                       3